WRL FREEDOM PREMIER®

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated November 19, 2009

to the

Prospectus dated May 1, 2009

MERGER:

At the close of business November 20, 2009 (“merger date”), the Transamerica Capital Guardian Value VP merged into the Transamerica BlackRock Large Cap Value VP with the Transamerica BlackRock Large Cap Value VP being the surviving fund.

If you do not wish to remain allocated to the Transamerica BlackRock Large Cap Value VP, please note that you may transfer your policy value allocated in this subaccount to any of the subaccounts investing in the funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we made to the Transamerica BlackRock Large Cap Value VP. In addition, if you reallocate your policy value to another subaccount from the Transamerica BlackRock Large Cap Value VP, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

NEW INVESTMENT CHOICES:

This supplement describes new investment choices generally available to policies on or after November 19, 2009.

TRANSAMERICA SERIES TRUST

Subadvised by Foxhall Capital Management, Inc.

Transamerica Foxhall Global Growth VP – Service Class

Transamerica Foxhall Global Conservative VP – Service Class

Transamerica Foxhall Global Hard Asset VP – Service Class

Transamerica Foxhall Emerging Markets/Pacific Rim VP – Service Class

Subadvised by Hanlon Investment Management, Inc.

Transamerica Hanlon Growth VP – Service Class

Transamerica Hanlon Growth and Income VP – Service Class

Transamerica Hanlon Balanced VP – Service Class

Transamerica Hanlon Managed Income VP – Service Class

UPDATES:

Please note:

The fax number for Western Reserve has changed to 866-671-9215.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2009

The following hereby amends the corresponding paragraphs in the Dollar Cost Averaging Program, Section 4. Investment Choices, in the prospectus.

You may request dollar cost averaging at any time. A dollar cost averaging program will begin once we have received in our Administrative and Service Office in good order all necessary information and the minimum required amount. There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

Dollar cost averaging will terminate if we receive (at our mailing office or by phone) from you or your authorized registered representative a request to cancel your participation or the value in the account from which we make the transfer is depleted.

The following hereby amends the corresponding paragraphs in the Telephone, Fax and Internet Transactions, Section 4. Investment Choices, in the prospectus.

You may make transfers, change the allocation of additional premium payments and request partial surrenders by telephone. Telephone partial surrenders are not allowed in the following situations:

•	For qualified contracts (except traditional IRA, Roth IRA, SEP, SIMPLE);

•	If the amount you want to withdraw is $50,000 and over; or

•	If the address of record has been changed within the past 15 days.

Telephone, fax and Internet orders must be received at our administrative office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

The following hereby amends the corresponding paragraph in the Partial Withdrawals and Complete Surrenders, Section 7, Access To Your Money, in the prospectus.

We must receive at our Administrative and Service Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is under $50,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2009